Exhibit 25.1

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY

UNDER THE TRUST INDENTURE ACT OF 1939 OF A

CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY

OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)    ☐

THE BANK OF NEW YORK TRUST COMPANY, N.A.

(Exact name of trustee as specified in its charter)

Delaware	95-3571558
(State of incorporation if not a U.S. national bank)	(I.R.S. employer identification no.)

700 South Flower Street, Suite 500 Los Angeles, California	90017
(Address of principal executive offices)	(Zip code)

INTERNATIONAL COAL GROUP, INC.

(Exact name of obligor as specified in its charter)

Delaware	20-2641185
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

300 Corporate Centre Drive Scott Depot, WV	25560
(Address of principal executive offices)	(Zip code)

and the Guarantors listed on the next page

10.25% Senior Notes due 2014

and related Guarantees

(Title of the indenture securities)

GUARANTORS

Exact Name of Obligor as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number	Address of Principal Executive Offices
ICG, Inc.	Delaware	20-1796718	300 Corporate Centre Drive Scott Depot, WV 25560

ICG, LLC	Delaware	20-1660224	300 Corporate Centre Drive Scott Depot, WV 25560

ICG Natural Resources, LLC	Delaware	20-1619866	300 Corporate Centre Drive Scott Depot, WV 25560

ICG ADDCAR Systems, LLC	Delaware	20-1619621	300 Corporate Centre Drive Scott Depot, WV 25560

ICG Hazard, LLC	Delaware	20-1619758	300 Corporate Centre Drive Scott Depot, WV 25560

ICG Tygart Valley, LLC	Delaware	20-2977524	300 Corporate Centre Drive Scott Depot, WV 25560

ICG Beckley, LLC	Delaware	20-4048542	300 Corporate Centre Drive Scott Depot, WV 25560

ICG Eastern Land, LLC	Delaware	20-1679711	300 Corporate Centre Drive Scott Depot, WV 25560

ICG Hazard Land, LLC	Delaware	20-1679661	300 Corporate Centre Drive Scott Depot, WV 25560

ICG Knott County, LLC	Delaware	20-1620070	300 Corporate Centre Drive Scott Depot, WV 25560

ICG East Kentucky, LLC	Delaware	20-1619961	300 Corporate Centre Drive Scott Depot, WV 25560

ICG Illinois, LLC	Delaware	20-1620272	300 Corporate Centre Drive Scott Depot, WV 25560

ICG Eastern, LLC	Delaware	20-1620152	300 Corporate Centre Drive Scott Depot, WV 25560

CoalQuest Development LLC	Delaware	20-0445769	300 Corporate Centre Drive Scott Depot, WV 25560

Anker Coal Group, Inc.	Delaware	52-1990183	300 Corporate Centre Drive Scott Depot, WV 25560

Anker Group, Inc.	Delaware	13-2961732	300 Corporate Centre Drive Scott Depot, WV 25560

Simba Group, Inc.	Delaware	55-0753900	300 Corporate Centre Drive Scott Depot, WV 25560

Hunter Ridge Coal Company	Delaware	51-0217205	300 Corporate Centre Drive Scott Depot, WV 25560

Marine Coal Sales Company	Delaware	13-3307813	300 Corporate Centre Drive Scott Depot, WV 25560

2

Upshur Property, Inc.	Delaware	95-4484172	300 Corporate Centre Drive Scott Depot, WV 25560

Vantrans, Inc.	Delaware	22-2093700	300 Corporate Centre Drive Scott Depot, WV 25560

Heather Glen Resources, Inc.	West Virginia	55-0746946	300 Corporate Centre Drive Scott Depot, WV 25560

King Knob Coal Co., Inc.	West Virginia	55-0488823	300 Corporate Centre Drive Scott Depot, WV 25560

Melrose Coal Company, Inc.	West Virginia	55-0746947	300 Corporate Centre Drive Scott Depot, WV 25560

Patriot Mining Company, Inc.	West Virginia	55-0550184	300 Corporate Centre Drive Scott Depot, WV 25560

New Allegheny Land Holding Company, Inc.	West Virginia	31-1568515	300 Corporate Centre Drive Scott Depot, WV 25560

Wolf Run Mining Company	West Virginia	55-0699931	300 Corporate Centre Drive Scott Depot, WV 25560

Juliana Mining Company, Inc.	West Virginia	55-0568083	300 Corporate Centre Drive Scott Depot, WV 25560

Hawthorne Coal Company, Inc.	West Virginia	55-0742562	300 Corporate Centre Drive Scott Depot, WV 25560

Vindex Energy Corporation	West Virginia	55-0753903	300 Corporate Centre Drive Scott Depot, WV 25560

Anker Power Services, Inc.	West Virginia	55-0700346	300 Corporate Centre Drive Scott Depot, WV 25560

Bronco Mining Company, Inc.	West Virginia	22-2094405	300 Corporate Centre Drive Scott Depot, WV 25560

White Wolf Energy, Inc.	Virginia	54-1867395	300 Corporate Centre Drive Scott Depot, WV 25560

3

1.	General information. Furnish the following information as to the trustee:

(a)	Name and address of each examining or supervising authority to which it is subject.

Name	Address
Comptroller of the Currency – United States Department of the Treasury	Washington, D.C. 20219

Federal Reserve Bank	San Francisco, California 94105

Federal Deposit Insurance Corporation	Washington, D.C. 20429

(b)	Whether it is authorized to exercise corporate trust powers.

Yes.

2.	Affiliations with Obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

16.	List of Exhibits.

Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the “Act”) and 17 C.F.R. 229.10(d).

1.	A copy of the articles of association of The Bank of New York Trust Company, N.A. (Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121948).

2.	A copy of certificate of authority of the trustee to commence business. (Exhibit 2 to Form T-1 filed with Registration Statement No. 333-121948).

3.	A copy of the authorization of the trustee to exercise corporate trust powers. (Exhibit 3 to Form T-1 filed with Registration Statement No. 333-121948).

4.	A copy of the existing by-laws of the trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-121948).

6.	The consent of the trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-121948).

7.	A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

4

SIGNATURE

Pursuant to the requirements of the Act, the trustee, The Bank of New York Trust Company, N.A., a banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of Chicago, and State of Illinois, on the 15th day of September, 2006.

THE BANK OF NEW YORK TRUST COMPANY, N.A.

By:	/s/ Linda Garcia
Linda Garcia
Assistant Vice President

5

Exhibit 7

Board of Governors of the Federal Reserve System

OMB Number: 7100-0036

Federal Deposit Insurance Corporation

OMB Number: 3064-0052

Office of the Comptroller of the Currency

OMB Number: 1557-0081

Expires March 31, 2007

Federal Financial Institutions Examination Council

	Please refer to page 1,	1

Table of Contents, for the required disclosure of estimated burden.

Consolidated Reports of Condition and Income for

A Bank With Domestic Offices Only—FFIEC 041

	Report at the close of Business December 31, 2005	(20051231)
(RCON 9999)
	This report is required by law: 12 U.S.C. §324 (State member banks); 12 U.S.C. §1817 (State nonmember banks); and 12 U.S.C. §161 (National banks).	This report form is to be filed by banks with domestic offices only. Banks with foreign offices (as defined in the instructions) must file FFIEC 031.
	NOTE: The Reports of Condition and Income must be signed by an authorized officer and the Report of Condition must be attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National banks.	The Reports of Condition and Income are to be prepared in accordance with Federal regulatory authority instructions.

I, William J. Winkelmann, Vice President

We, the undersigned directors (trustees), attest to the correctness of the Report of Condition (including the supporting schedules) for this report date and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions Issued by the appropriate Federal regulatory authority and is true and correct.

Michael K. Klugman, President

Name and Title of Officer Authorized to Sign Report

of the named bank do hereby declare that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

Director (Trustee)

Michael F. McFadden, MD
	Signature of Officer Authorized to Sign Report	Director (Trustee)

Frank P. Sulzberger, Vice President
	Date of Signature	Director (Trustee)

Submission of Reports

	Each bank must prepare its Reports of Condition and Income (Call Report) data by either:	For technical assistance with the submissions to the CDR, please contact the CDR Help Desk by telephone at (888) CDR-3111, by fax at (301) 495-7864, or by e-mail at CDR.Help@ffiec.gov.

(a)    Using computer software to prepare its Call Report and then submitting the report data directly to the FFIEC’s Central Data Repository (CDR), an Internet-based system for data collection (https://cdr.ffiec.gov/cdr/), or

To fulfill the signature and attestation requirement for the Reports of Condition and Income for this report date, attach your bank’s completed signature page (or a photocopy or a computer-generated version of this page) to the hard-copy record of the data file submitted to the CDR that your bank must place in its files.

(b)    Completing its Call Report in paper form and arranging with a software vendor or another party to convert the data into the electronic format that can be processed by the CDR. The software vendor or other party then must electronically submit the bank’s data file to the CDR.

The appearance of your bank’s hard-copy record of the submitted data file need not match exactly the appearance of the FFIEC’s sample report forms, but should show at least the caption of each Call Report item and the reported amount.

FDIC Certificate Number:	23472	THE BANK OF NEW YORK TRUST COMPANY, NA

	(RSSD 9050)	Legal Title of Bank (RSSD 9017)

LOS ANGELES

City (RSSD 9130)

		CA	90017

		State Abbrev, (RSSD 9200)	Zip Code (RSSD 9220)

Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency

THE BANK OF NEW YORK TRUST COMPANY, NA Legal Title of Bank	FF1EC 041 Page RC-1

LOS ANGELES	12
City

CA 90017
State Zip Code

FDIC Certificate Number: 23472

Consolidated Report of Condition for Insured Commercial and State-Chartered Savings Banks for December 31, 2005

All schedules are to be reported in thousands of dollars, Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

Schedule RC—Balance Sheet

Dollar Amounts in Thousands				RCON	Bil	Mil	Thou
ASSETS
1.	Cash and balances due from depository institutions (from Schedule RC-A):
	a. Noninterest-bearing balances and currency and coin (1)			0081			9,859	1.a
	b. Interest-bearing balances (2)			0071			0	1.b

2.	Securities:
	a. Held-to-maturity securities (from Schedule RC-B, column A)			1754			70	2.a
	b. Available-for-sale securities (from Schedule RC-B, column D)			1773			62,079	2.b

3.	Federal funds sold and securities purchased under agreements to resell:
	a. Federal funds sold			B987			38,000	3.a
	b. Securities purchased under agreements to resell (3)			B989			105,100	3.b

4.	Loans and lease financing receivables (from Schedule RC-C):
	a. Loans and leases held for sale			5369			0	4.a
	b. Loans and leases, net of unearned income	B528	0					4.b
	c. LESS: Allowance for loan and lease losses	3123	0					4.c
	d. Loans and leases, net of unearned income and allowance (item 4.b minus 4.c)			B529			0	4.d

5.	Trading assets (from Schedule RC-D)			3545			0	5

6.	Premises and fixed assets (including capitalized leases)			2145			4,113	6

7.	Other real estate owned (from Schedule RC-M)			2150			0	7

8.	Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M)			2130			0	8

9.	Customers’ liability to this bank on acceptances outstanding			2155			0	9

10.	Intangible assets
	a. Goodwill			3163			265,964	10.a
	b. Other intangible assets (from Schedule RC-M)			0426			16,292	10.b

11.	Other assets (from Schedule RC-F)			2160			39,519	11

12.	Total assets (sum of items 1 through 11)			2170			540,996	12

(1)	Includes cash items in process of collection and unposted debits.
(2)	Includes time certificates of deposit not held for trading.
(3)	Includes all securities resale agreements, regardless of maturity.

THE BANK OF NEW YORK TRUST COMPANY, NA	FFIEC 041
Legal Title of Bank	Page RC-2
FDIC Certificate Number: 23472		13

Schedule RC - Continued

		Dollar Amounts in Thousands		RCON	Bil	Mil	Thou
LIABILITIES
13.	Deposits:
	a. In domestic offices (sum of totals of columns A and C from Schedule RC-E)			2200			7,729	13.a
	(1) Noninterest-bearing (1)	6631	7,729					13.a.1
	(2) Interest-bearing	6636	0					13.a.2
	b. Not applicable

14.	Federal funds purchased and securities sold under agreements to repurchase
	a. Federal funds purchased (2)			B993			0	14.a
	b. Securities sold under agreements to repurchase (3)			B995			0	14.b

15.	Trading liabilities (from Schedule RC-D)			3548			0	15

16.	Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases) (from Schedule RC-M):			3190			58,000	16

17.	Not applicable

18.	Bank’s liability on acceptances executed and outstanding			2920			0	18

19.	Subordinated notes and debentures (4)			3200			0	19

20.	Other liabilities (from Schedule RC-G)			2930			68,953	20

21.	Total liabilities (sum of items 13 through 20)			2948			134,682	21

22.	Minority interest in consolidated subsidiaries			3000			0	22

EQUITY CAPITAL

23.	Perpetual preferred stock and related surplus			3838			0	23

24.	Common stock			3230			1,000	24

25.	Surplus (exclude all surplus related to preferred stock)			3839			321,520	25

26.	a. Retained earnings			3632			84,070	26.a
	b. Accumulated other comprehensive income (5)			B530			(276)	26.b

27.	Other equity capital components (6)			A130			0	27

28.	Total equity capital (sum of items 23 through 27)			3210			406,314	28

29.	Total liabilities, minority interest, and equity capital (sum of items 21, 22, and 28)			3300			540,996	29

Memorandum

To be reported with the March Report of Condition.

	RCON	Number
1. Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work performed for the bank by independent external auditors as of any date during 2004	6724	N/A	M.1

1    =    Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank

2    =    Independent audit of the bank’s parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)

3    =    Attestation on bank management’s assertion on the effectiveness of the bank’s internal control over financial reporting by a certified public accounting firm

4    =    Directors’ examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)

5    =    Directors’ examination of the bank performed by other external auditors (may be required by state chartering authority)

6    =    Review of the bank’s financial statements by external auditors

7    =    Compilation of the bank’s financial statements by external auditors

8    =    Other audit procedures (excluding tax preparation work)

9    =    No external audit work

(1)	Includes total demand deposits and noninterest-bearing time and savings deposits.
(2)	Report overnight Federal Home Loan Bank advances in Schedule RC, item 16, “other borrowed money.”
(3)	Includes all securities repurchase agreements, regardless of maturity.
(4)	Includes limited-life preferred stock and related surplus.
(5)	Includes net unrealized holding gains (losses) on available-for-sale securities, accumulated net gains (losses) on cash flow hedges, and minimum pension liability adjustments.
(6)	Includes treasury stock and unearned Employee Stock Ownership Plan shares.